SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under Rule 14a-12

Parnassus Funds

(Name of Registrant as Specified in its Charter)

Parnassus Income Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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PRELIMINARY SHAREHOLDER LETTER — SUBJECT TO COMPLETION DATED JULY 9, 2021

PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

[•], 2021

Dear Valued Shareholders:

We need your help. Please take a minute to vote on a very important matter for the shareholders of the Parnassus Funds and Parnassus Investments, the Funds’ investment adviser.

Parnassus Investments has entered into an agreement to partner with Affiliated Managers Group, Inc. (AMG). We believe this partnership will support the sustainability and success of our firm and the Parnassus Funds for many years to come.

Most importantly, I want you to know that the way we invest your assets will not change with this agreement because AMG maintains the independence of each of its investment partners (its “Affiliates”). AMG’s partnership approach preserves each Affiliate’s unique entrepreneurial culture and fully independent investment decision-making process, and does not involve any integration of Affiliate firms or their operational or investment functions. Our commitment to investing for Principles and Performance® will carry forward, and our investment team will be making the same types of investment decisions in the future that we make today.

Under the law, the Parnassus Funds’ existing investment advisory agreements with Parnassus Investments will automatically terminate upon completion of the transaction with AMG. In order for Parnassus Investments to continue to manage the Parnassus Funds, shareholders must approve new investment advisory agreements.

If you have any questions after reviewing the enclosed materials, please call us at (888) 541-9895. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

If you do not vote, you may receive a call from our proxy solicitation firm, AST Funds Solutions, LLC.

In closing, I would like to sincerely thank each and every one of you for investing in the Parnassus Funds and again encourage you to exercise your vote.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Benjamin E. Allen President and Chief Executive Officer

PRELIMINARY NOTICE — SUBJECT TO COMPLETION DATED JULY 9, 2021

PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Parnassus Core Equity FundSM

Parnassus Mid Cap Growth FundSM

Parnassus Fixed Income FundSM

To be Held August 30, 2021

Dear Shareholders:

We invite you to attend a special meeting of shareholders of the Parnassus Mid Cap Growth Fund, the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund (collectively, the “Funds”), which is being convened by the Parnassus Funds trust and the Parnassus Income Funds trust. The Funds are managed by Parnassus Investments.

The special meeting will be held on August 30, 2021, at 10:00 a.m., Pacific time, in a virtual meeting format only. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to approve a new investment advisory agreement for the Funds; (2) a proposal to elect seven Trustees; and (3) any other business that properly comes before the special meeting.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our shareholders and officers, and other attendees, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

IF YOU WOULD LIKE TO ATTEND THE VIRTUAL SHAREHOLDER MEETING, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Parnassus Special Meeting”, and include in your email your full name along with your request for a meeting registration link. That information will be sent back to you, allowing you to register to attend the meeting. Requests to attend the meeting via conference call must be received no later than 1:00 p.m. Eastern Time on August 27, 2021.

We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the meeting). To be effective, such revocation must be received before your prior proxy is exercised at the meeting.

We look forward to your attendance at the special meeting.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Benjamin E. Allen President and Chief Executive Officer

San Francisco, California

[•], 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 30, 2021

The Proxy Statement and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at https://vote.proxyonline.com/ParnassusFunds/docs/2021.pdf.

PRELIMINARY NOTICE — SUBJECT TO COMPLETION DATED JULY 9, 2021

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Parnassus Mid Cap FundSM

Parnassus Endeavor FundSM

To be Held August 30, 2021

Dear Shareholders:

We invite you to attend a special meeting of shareholders of the Parnassus Mid Cap Fund and the Parnassus Endeavor Fund (collectively, the “Funds”), which is being convened by the Parnassus Funds trust. The Funds are managed by Parnassus Investments.

The special meeting will be held on August 30, 2021, at 10:30 a.m., Pacific time, in a virtual meeting format only. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to approve a new investment advisory agreement for the Funds and (2) any other business that properly comes before the special meeting.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our shareholders and officers, and other attendees, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

IF YOU WOULD LIKE TO ATTEND THE VIRTUAL SHAREHOLDER MEETING, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Parnassus Special Meeting”, and include in your email your full name along with your request for a meeting registration link. That information will be sent back to you, allowing you to register to attend the meeting. Requests to attend the meeting via conference call must be received no later than 1:00 p.m. Eastern Time on August 27, 2021.

We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the meeting). To be effective, such revocation must be received before your prior proxy is exercised at the meeting.

We look forward to your attendance at the special meeting.

PARNASSUS FUNDS Benjamin E. Allen President and Chief Executive Officer

San Francisco, California

[•], 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 30, 2021

The Proxy Statement and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at https://vote.proxyonline.com/ParnassusFunds/docs/2021.pdf.

PRELIMINARY NOTICE — SUBJECT TO COMPLETION DATED JULY 9, 2021

PARNASSUS FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

Notice of Special Meeting of Shareholders

Parnassus Mid Cap FundSM

Parnassus Endeavor FundSM

To be Held August 30, 2021

Dear Shareholders:

We invite you to attend a special meeting of shareholders of the Parnassus Mid Cap Fund and the Parnassus Endeavor Fund (collectively, the “Funds”), which is being convened by the Parnassus Funds trust. The Funds are managed by Parnassus Investments.

The special meeting will be held on August 30, 2021, at 11:00 a.m., Pacific time, in a virtual meeting format only. As we describe in the accompanying proxy statement, the shareholders will vote on (1) a proposal to elect seven Trustees and (2) any other business that properly comes before the special meeting.

Due to the public health and safety concerns of COVID-19, and to support the health and well-being of our shareholders and officers, and other attendees, the meeting will be held in a virtual meeting format only. You will not be able to attend the meeting in person.

IF YOU WOULD LIKE TO ATTEND THE VIRTUAL SHAREHOLDER MEETING, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Parnassus Special Meeting”, and include in your email your full name along with your request for a meeting registration link. That information will be sent back to you, allowing you to register to attend the meeting. Requests to attend the meeting via conference call must be received no later than 1:00 p.m. Eastern Time on August 27, 2021.

We have enclosed a proxy card with this proxy statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided, or complete your proxy by following the instructions supplied on the proxy card for voting by telephone or via the Internet. You retain the right to revoke the proxy at any time before it is actually voted by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the meeting). To be effective, such revocation must be received before your prior proxy is exercised at the meeting.

We look forward to your attendance at the special meeting.

PARNASSUS FUNDS Benjamin E. Allen President and Chief Executive Officer

San Francisco, California

[•], 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on August 30, 2021

The Proxy Statement and copies of the Funds’ most recent annual and semi-annual reports to shareholders are available at https://vote.proxyonline.com/ParnassusFunds/docs/2021.pdf.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED JULY 9, 2021

PARNASSUS FUNDS

PARNASSUS INCOME FUNDS

1 Market Street, Suite 1600

San Francisco, California 94105

PROXY STATEMENT

[●], 2021

Dear Shareholders:

We are furnishing you with this proxy statement in connection with the solicitation of proxies by the Boards of Trustees of Parnassus Funds and Parnassus Income Funds (each referred to herein as a “Trust” and, collectively, as the “Trusts”), to be used at the special meetings of shareholders, which will be held virtually on Monday, August 30, at the times specified below, and at any adjournments, postponements, reschedulings or continuations thereof. We commenced distribution of this proxy statement and accompanying form of proxy on or about [●], 2021.

Name of Funds Holding Special Meeting	Date and Time of Special Meeting	Proposals Voted on at Special Meeting

Parnassus Core Equity FundSM Parnassus Mid Cap Growth FundSM Parnassus Fixed Income FundSM	August 30, 2021 10:00 a.m., Pacific time	• Approval of a new investment advisory agreement among the Trusts, on behalf of each of the Funds, and Parnassus Investments, the investment adviser to the Funds. • Election of seven Trustees.

Parnassus Mid Cap FundSM Parnassus Endeavor FundSM	August 30, 2021 10:30 a.m., Pacific time	• Approval of a new investment advisory agreement among the Trust, on behalf of each of the Funds, and Parnassus Investments, the investment adviser to the Funds.

Parnassus Mid Cap FundSM Parnassus Endeavor FundSM	August 30, 2021 11:00 a.m., Pacific time	• Election of seven Trustees.

IF YOU WOULD LIKE TO ATTEND THE VIRTUAL SHAREHOLDER MEETINGS, please send an email to attendameeting@astfinancial.com. Please use the email subject line “Parnassus Special Meeting”, and include in your email your full name along with your request for a meeting registration link. That information will be sent back to you, allowing you to register to attend the Meetings. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m. Eastern Time on August 27, 2021.

FREQUENTLY ASKED QUESTIONS

Q:	Why have I received this proxy statement?

Our Trustees have sent you this proxy statement to ask for your vote as a shareholder of one or more of the following funds: the Parnassus Mid Cap Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Endeavor Fund, each a series of Parnassus Funds, and the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, each a series of Parnassus Income Funds. Each of the mutual funds referenced above is referred to herein, as a “Fund” and, collectively, as the “Funds”. The proxy statement is mailed by various vendors, depending upon where the shareholder’s account is serviced (direct with Parnassus Funds, at a broker or bank, etc.).

Q:	What am I voting on?

The Funds are soliciting your vote on the following proposals, if you owned shares of one or more of the Funds on the record date, July 2, 2021, for the special meetings. Shareholders will not be able to attend the meetings in person.

Proposals and Description

•	Approval of a new investment advisory agreement among the Trusts, on behalf of each of the Funds, and Parnassus Investments, the investment adviser to the Funds.

•	Election of seven Trustees.

Our Trustees are not aware of any other matter that will be presented to you at the special meetings.

Q:	How may I vote my shares?

By mail. You may vote by completing, dating and signing a proxy card and mailing it as soon as you can. The shares of shareholders who complete and properly sign a proxy card and return it before the special meetings will be voted as directed by such shareholder at the special meetings and any adjournments, postponements, reschedulings or continuations of the special meetings. The shares of a shareholder who properly signs and returns a proxy card, but does not specify how to vote, will be voted for approval of the new investment advisory agreement and for the election of the nominees listed below, except that proxy cards returned by a broker to indicate a broker non-vote will not be so voted and will not constitute a vote “for” or “against” the proposals.

By telephone or via the Internet. Shareholders who hold their shares directly in their own names may vote by telephone or via the Internet by following the instructions supplied on the proxy card supplied by us. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record may also be able to vote their shares by telephone or via the Internet, as a large number of banks and brokerage firms are participating in programs that allow such methods of voting. If a shareholder’s bank or brokerage firm is participating in programs that allow voting by telephone or via the Internet, then such bank or brokerage firm will provide the shareholder with instructions for voting by telephone or via the Internet. If a shareholder votes by telephone or via the Internet, then such shareholder does not need to return the proxy card by mail.

Telephone and Internet voting procedures are designed to authenticate shareholders’ identities to allow shareholders to give their voting instructions and to confirm that their instructions have been properly recorded.

Q:	Who is entitled to vote?

If you owned shares of the Funds as of the close of business on the record date, July 2, 2021, then you are entitled to vote. You will be entitled to one vote for each Fund share you hold, and fractional votes for each fractional Fund share you hold, as of the record date.

Q:	Do I need to attend the special meeting in order to vote?

No. You can vote by completing and mailing the enclosed proxy card, and by telephone and Internet, as explained herein and as provided on the proxy card.

Q:	How will proxies be solicited?

We will solicit proxies primarily by mail. In addition, certain of our officers and employees may solicit by telephone and personally. We will not pay these officers and employees specifically for soliciting proxies. Parnassus Investments and Affiliated Managers Group, Inc. will bear the out-of-pocket costs and expenses related to the special shareholder meetings, which include costs and expense related to legal representation, a proxy solicitation firm, and the preparation, printing, mailing, filing and distribution of all proxy solicitation materials. We will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Funds.

We have engaged AST Fund Solutions, LLC, at AST Fund Solutions, ATTN: Highland 17162 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660 for inquiries, to provide shareholder meeting services, including the distribution of this proxy statement and related materials to shareholders as well as assisting us in soliciting proxies for the special meetings at an approximate cost of $[●].

Q:	How many shares of the Funds’ stock are entitled to vote?

As of the July 2, 2021 record date, the number of shares of the Funds that were entitled to vote at the special meetings were: 462,736,364.321 shares of the Parnassus Core Equity Fund; 179,005,822.493 shares of the Parnassus Mid Cap Fund; 81,176,097.486 shares of the Parnassus Endeavor Fund; 17,323,858.292 shares of the Parnassus Mid Cap Growth Fund; and 26,116,958.223 shares of the Parnassus Fixed Income Fund.

Q:	What happens if a special meeting is adjourned?

Any one of the special meetings could be adjourned if, for example, a quorum does not exist or if sufficient votes to approve a proposal at that particular meeting are not received. If a special meeting is adjourned, then it will be reconvened at the same or some other place, to be announced at the meeting at which the adjournment is taken. At the adjourned special meeting, any business may be transacted that might have been transacted at the original special meeting. All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

If the shareholders fail to elect one or more of the Trustees, then the applicable Board of Trustees will take such further action as it deems to be in the best interests of the Funds’ shareholders, which may include reducing the size of the Board in such a manner that a majority of the Trustees of the Funds consist of Trustees previously elected by shareholders, or reproposing the election of any Trustees who are not elected.

Q:	What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. Virtual attendance at the meetings shall constitute in person attendance for purposes of calculating a quorum. A quorum is present with respect to the Funds if one-third of the shares entitled to be cast are present in person or by proxy.

Q:	What happens if I sign and return my proxy card but do not mark my vote?

Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II, as proxies, will vote your shares to approve the new investment advisory agreement and to elect the nominees for Trustee.

Q:	May I revoke my proxy?

Any shareholder giving a proxy may revoke it at any time before it is exercised by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet (including during the applicable special meeting). Presence at the special meeting by a shareholder who has signed a proxy does not itself revoke the proxy.

Q:	Who will count the votes?

A representative of AST Fund Solutions will tabulate the votes and John V. Skidmore II will act as inspector of election.

Q:	How can I obtain a copy of the annual report?

You may request a copy of the latest annual report and the latest semi-annual report for the Funds by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505, or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PROPOSAL ON APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Introduction

Pursuant to investment advisory agreements between Parnassus Investments, Inc. (together with the Company (as defined below), “Parnassus Investments” or the “Adviser”) and the Trusts on behalf of each Fund (each a “Current Investment Advisory Agreement” and collectively, the “Current Investment Advisory Agreements”), Parnassus Investments currently serves as the investment adviser to each of the Funds and is responsible for each Fund’s overall investment strategy and its implementation. Each Current Investment Advisory Agreement was amended and restated as of March 24, 2020 to reflect changes to the names of certain Funds and the reduction of certain advisory fees, which were immaterial changes not requiring shareholder approval. The Current Investment Advisory Agreements were last approved by the initial shareholder of each Fund immediately prior to the commencement of operations of such Fund (the Parnassus Mid Cap Growth Fund commenced operations on December 27, 1984; the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund both commenced operations on April 29, 2005; the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund both commenced operations on August 31, 1992). The continuation of the Current Investment Advisory Agreements was last approved by the Boards of Trustees of the Trusts on March 26, 2021.

On July 2, 2021, Parnassus Investments entered into a purchase agreement with Affiliated Managers Group, Inc. (“AMG”) pursuant to which AMG agreed to purchase a majority interest in Parnassus Investments, LLC, a Delaware limited liability company wholly-owned by Parnassus Investments, Inc. (the “Company”) (collectively, the “Transaction”). As part of the Transaction, Parnassus Investments, Inc. will contribute substantially all of its assets and liabilities to the Company. AMG is a publicly traded Delaware corporation listed on the New York Stock Exchange, and whose affiliated investment management firms managed approximately $738 billion in assets as of March 31, 2021. Consummation of the Transaction would constitute an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund’s Current Investment Advisory Agreement with Parnassus Investments. As required by the 1940 Act, each Current Investment Advisory Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, shareholders of each Fund must approve a new investment advisory agreement (the “New Investment Advisory Agreement” and, collectively, the “New Investment Advisory Agreements”) between the applicable Trust, on behalf of its series, and Parnassus Investments to be effective upon the consummation of the Transaction. A Form of New Investment Advisory Agreement for each Trust, which contains the fee schedule for each Fund, is attached hereto as Exhibit A. THE NEW INVESTMENT ADVISORY AGREEMENTS FOR THE FUNDS WILL BE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO EACH FUND’S CURRENT INVESTMENT ADVISORY AGREEMENT.

The Transaction is not expected to change in any way Parnassus Investments’ Fund management team, other personnel, day-to-day operations, or the services that Parnassus Investments provides to its clients, including the Funds. The current Fund managers of the Funds are expected to continue to manage the Funds following the consummation of the Transaction. The investment goals of the Funds will remain the same. The Transaction will have no effect on the number of shares you own or the value of those shares. The advisory fees payable by the Funds will not increase as a result of this Transaction.

The material terms of the Current Investment Agreements and the New Investment Advisory Agreements are described under “Description of the Current and New Investment Advisory Agreements” below.

Information Concerning the Transaction

The Transaction is expected to close during the second half of 2021 and is subject to the satisfaction or waiver of certain conditions, including, among others: (1) any applicable waiting period (and extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 relating to the Transaction having expired or been terminated, (2) Parnassus Investments maintaining a specified percentage of its revenues between signing and closing, and (3) certain key employees remaining employed with Parnassus Investments at and after the closing.

As part of the Transaction, certain key employees of Parnassus Investments have entered into employment agreements, to be effective at the closing of the Transaction, that provide for the continued service of each of them to Parnassus Investments for at least ten years after the closing. These employment agreements and related agreements provide for these individuals to be subject to long-term non-competition and non-solicitation provisions following the closing of the Transaction. As a key component of AMG’s approach, it is anticipated that subsequent generations of management will also own significant equity in the firm.

Upon the closing of the Transaction, Parnassus Investments expects to have the same personnel with the same responsibilities as before, including Fund management personnel of each Fund. In addition, senior principals of Parnassus Investments will continue to own direct equity in the firm, and additional principals will own equity. It is the shared view of AMG and Parnassus Investments that ongoing direct equity ownership in the business by a broad group of senior leaders will ensure a long-term orientation by leadership, and maintain Parnassus Investments’ unique and investment-centric entrepreneurial culture.

Board of Trustees Recommendation

On June 28, 2021, the Board, including the Trustees who are not “interested persons” (as defined under the 1940 Act) (“Independent Trustees”), voted to approve the New Investment Advisory Agreements and to recommend their approval to Shareholders.

For information about the Board’s deliberations and the reasons for its recommendation, please see “Board of Trustees Evaluation” below.

THE TRUSTEES RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT APPLICABLE TO THEIR FUND.

Board of Trustees Evaluation

On June 28, 2021, the Board held a meeting at which it reviewed information about the Transaction and its potential impact on the Funds, considered the terms of the New Investment Advisory Agreements and approved the New Investment Advisory Agreements. Then on July 1, 2021, the Board approved the call of the special meetings to, among other things, submit the New Investment Advisory Agreements to shareholders for their approval. These meetings culminated a process that included: requesting and holding a meeting (which took place on May 26, 2021) with senior representatives of AMG and Parnassus Investments, and subsequently interviewing proposed nominees for Independent Trustees of the Funds, including those named in this Proxy Statement. The purpose of this process was to understand whether, after the Transaction, Parnassus Investments would remain able to perform its advisory and other services at least at the level to which Fund shareholders have become accustomed, which includes having access to funds sufficient to retain and enhance personnel and plan for their orderly succession over time (there being no material personnel changes contemplated as a consequence of the Transaction).

The Board also considered the approval of the New Investment Advisory Agreements, employing a process typically employed annually when the Board considers reapproving its investment advisory agreement with Parnassus Investments. Thus, as is the case typically, the Board and counsel to the Independent Trustees had an opportunity to review the information provided in advance of the meeting by Parnassus Investments and counsel to the Fund in response to a detailed series of questions submitted by counsel to the Fund before the meeting.

This information, in part, brought current the detailed information provided to the Board by Parnassus Investments with respect to the Board meeting held on March 26, 2021, in connection with the Board’s annual evaluation and approval of the continuance of the Current Investment Advisory Agreements. In evaluating the New Investment Advisory Agreements, the Board conducted a review that relied upon this information, advice provided by Fund counsel and by counsel to the Independent Trustees, including advice provided in written memoranda outlining their legal duties, the due diligence review described above and the Board’s knowledge, resulting from its meetings throughout the year, of Parnassus Investments, its services and the Funds.

In approving the New Investment Advisory Agreements and determining to submit them to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Fund and legal counsel to the Independent Trustees with respect to their deliberations regarding the approval of the New Investment Advisory Agreements. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

Beneficial Consequences of the Transaction

The Board considered that the Transaction is expected to (i) provide for the operational independence of Parnassus Investments by allowing management to continue to run the day-to-day business of the Funds, (ii) preserve the Funds’ character, (iii) promote the long-term continuity of existing personnel, and (iv) allow for the ability to attract new personnel through substantial permanent management ownership participation. The Board considered that the Transaction would provide a framework and financing for generational succession, and it would eliminate the long-term risk of a disruptive “strategic” sale upon any major owners’ retirement. Finally, the Board noted that following the Transaction, the Funds will have the ability to access to AMG’s substantial distribution resources for mutual funds, as well as to access other AMG strategic capabilities, including business and strategic consultation (for example, incentive alignment and long-term succession planning, legal and compliance resources, and information security consultation, among others).

Other Considerations

The Trustees, including all of the Independent Trustees, then reviewed the factors considered by the Trustees and their conclusions regarding the factors. So, prior to approving the New Investment Advisory Agreements, the Trustees, including the Independent Trustees meeting in executive session, considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability, and ownership structure;

•

The terms of the New Investment Advisory Agreements as compared to the terms of the Current Investment Advisory Agreements, and how the services to be performed by the Adviser under the New Investment Advisory Agreements compare to those performed under the Current Investment Advisory Agreements and to those performed for other accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to the Adviser.

•	The independence, expertise, care, and conscientiousness of the Board of Trustees.

•	Short-term and long-term investment performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that Parnassus Investments supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities and the monitoring of the environmental, social and governance (ESG) aspects of the Funds. The Trustees then discussed with management the nature of the investment process employed by Parnassus Investments, including the interplay of the ESG research in the process of selecting investments. They determined that, as the Adviser’s processes are team-based and research intensive, it is important to have knowledgeable personnel and sufficient personnel to effectively manage the Funds.

This led to a discussion with the Adviser on the personnel and other resources at Parnassus Investments, including the experience of senior management; the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds; and the personnel that manage the ESG aspect of the Funds. Based on this discussion, the Trustees concluded that Parnassus Investments is well staffed to conduct the research needed to meet the investment objectives of the Funds, as Parnassus Investments regularly reviews its staffing levels and has regularly added staff and resources to ensure the Funds are properly serviced.

The Trustees noted that the material terms of the Current Investment Agreements and the New Investment Advisory Agreements are substantially the same.

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Trustees also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by Parnassus Investments, and the overall reputation and capabilities of Parnassus Investments. Based on this review, the Trustees believe that Parnassus Investments provides high quality services to the Funds, as the Funds generally compare favorably to the Universe and have generally performed well.

The Trustees also assessed the resources and personnel assigned to the administrator, which is affiliated with Parnassus Investments, and the Trustees concluded that the administrator has sufficient personnel and resources to service the Funds, and that the quality of the services they provide to the Funds are comparable to the quality of services that would be provided to a third party service provider.

The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. They concluded that Parnassus Investments is a well-respected firm that is able to attract qualified professionals. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments, noting that the Funds have a robust compliance program and that Parnassus Investments regularly uses its own resources to help enhance the Funds compliance program. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments, noting that the Funds filings are timely filed and that board materials are provided well in advance of meetings. Overall, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by

Parnassus Investments, and that the nature and extent of the services to be provided by Parnassus Investments are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds. They also reviewed reports comparing each Fund’s expense ratio to that of the applicable Universe and concluded overall that each Fund’s expense ratio was within the range of its respective Universe. The Trustees also reviewed reports comparing the advisory fees paid by each Fund to that of the applicable Universe and concluded overall that the advisory fee paid by each Fund was within the range of its respective Universe.

As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by Parnassus Investments to determine the mutual funds that make up the Universes for purposes of the 15(c) Materials. Overall, the Trustees concluded that the Funds’ fees are reasonable in relation to the nature and quality of the services provided, and are reasonable when compared to the applicable Universe.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by Parnassus Investments for institutional separate accounts and those performed by Parnassus Investments for the Funds. Parnassus Investments noted that the management of the Funds involves more comprehensive and substantive duties than the management of institutional separate accounts. Specifically, Parnassus Investments noted the following:

•	Parnassus Investments provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•

With regard to the Funds, Parnassus Investments attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	Parnassus Investments maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•

Parnassus Investments coordinates with the Funds’ Chief Compliance Officer and other service providers to ensure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Parnassus Investments faces substantially greater litigation risk than other accounts Parnassus Investments manages due in part to the large number of retail shareholders.

•	Separate accounts do not require the same level of services and oversight, nor do they present the same compliance or litigation risk.

The Trustees concluded that the services performed by Parnassus Investments for the Funds require a higher level of service and oversight than the services performed by Parnassus Investments for institutional separate accounts, and that the services performed by Parnassus Investments for the Funds present a higher level of compliance and litigation risk to Parnassus Investments. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the institutional separate accounts are reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to Parnassus Investments’ other clients are reasonable.

In addition to the above, the Trustees discussed with management the fact that increasingly investors in the Funds invest through brokerage platforms (intermediaries), with fewer investors going directly to the Funds’ transfer agent. The Trustees noted that in connection with the intermediaries, Parnassus Investments absorbs all costs in excess of the fees paid by the Funds for sub-transfer agent services performed by the intermediaries. As result, the cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts. The Trustees concluded that the payment of the intermediary service fees by Parnassus Investments further justify the differential in advisory fees between the Funds and the institutional separate accounts.

Economies of Scale

The Trustees noted that the investment advisory fee for each Fund contains a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grows. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds. The Trustees concluded that the current fees and breakpoints were appropriate. They also concluded that the Adviser’s ongoing and significant investments into the Funds’ portfolio management, research and ESG teams results in a sharing of economies of scale that benefits the Funds and their shareholders.

Costs and Profitability

The Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded, on a Fund-by-Fund basis, that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Trustees also considered the impact of the intermediary service fees on the profitability of Parnassus Investments, and the resources and revenues that Parnassus Investments has put into managing and distributing the Funds, and concluded that this further supported the conclusion that the level of profitability realized by Parnassus Investments from its provision of services to the Funds is reasonable.

Performance

The Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ended December 31, 2020 and to the Universe of comparable mutual funds as determined by Broadridge. They noted, on a comparative basis, that the overall, long-term performance of the Funds other than the Parnassus Fixed Income Fund has been strong. The Trustees noted that while the Parnassus Fixed Income Fund has slightly underperformed on a comparative basis, it has been within a reasonable range, and the Fund has had positive absolute performance.

The Trustees discussed how the Funds’ performance compares when the ESG component is factored into the analysis, and determined that the Funds’ performance is very strong. Based on the Trustees’ review of the Funds’ comparative performance, the Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that Parnassus Investments manages the Funds in a manner that is materially consistent with their stated investment objective and style. The Trustees concluded that the Funds’ investment performance had generally been strong, particularly when factoring in the ESG component, and had confidence in the investment personnel of Parnassus Investments managing the Funds.

Fall-Out Benefits

The Trustees then considered other benefits to Parnassus Investments from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that Parnassus Investments derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by Parnassus Investments from its relationship with the Funds were reasonable.

Conclusion

After reviewing the 15(c) Materials, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by Parnassus Investments, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

Description of the Current and New Investment Advisory Agreements

The Forms of New Investment Advisory Agreements are attached as Exhibit A. The description of the terms of the New Investment Advisory Agreements that follows is qualified in its entirety by reference to that Exhibit.

The New Investment Advisory Agreements will be substantially similar in all material respects to each of the Current Investment Advisory Agreements. Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, Parnassus Investments will continue to serve as attorney-in-fact to invest and reinvest the assets of the Funds. These duties of Parnassus Investments will be identical in all material respects to the duties provided under the Current Investment Advisory Agreements and Parnassus Investments’ fees for these services will remain unchanged under the New Investment Advisory Agreements. Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, Parnassus Investments is responsible for managing the investments of each Fund, including, without limitation, providing investment research, advice and supervision, determining which Fund securities shall be purchased or sold by the Funds, purchasing and selling securities on behalf of the Funds and determining how voting and other rights with respect to Fund securities of the Funds shall be exercised, subject in each case to the control of the Board and in accordance with the objective, policies and principles of each Fund set forth in the Registration Statement, as amended, of the Fund, the requirements of the 1940 Act and other applicable law.

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, Parnassus Investments pays all of its expenses arising from the performance of its obligations under the agreements. The Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses related to the preparation of tax returns for the Funds; (vii) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (viii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (ix) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (x) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (xi) all other expenses incidental to holding meetings of the Funds’ shareholders; (xii) security pricing services of third-party vendors; (xiii) the cost of providing the record of proxy votes on the website; (xiv) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the Agreement states that the Adviser may consider research provided by brokerage firms.

Each of the Funds, under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used:

•

Parnassus Core Equity Fund: 0.75% of the first $30 million in assets; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9.5 billion; and 0.55% of the amount above $10 billion.

•	Parnassus Mid Cap Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million; and 0.70% of the amount above $500 million.

•	Parnassus Endeavor Fund: 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million; and 0.65% of the amount above $500 million.

•	Parnassus Mid Cap Growth Fund: 0.70% of the first $100 million in assets; 0.65% of the next $100 million; and 0.60% of the amount above $200 million.

•	Parnassus Fixed Income Fund: 0.50% of the first $200 million in assets; 0.45% of the next $200 million; and 0.40% of the amount above $400 million.

For the fiscal year ended December 31, 2020, the Parnassus Core Equity Fund paid to Parnassus Investments aggregate advisory fees of $110,353,220; the Parnassus Mid Cap Fund paid to Parnassus Investments aggregate advisory fees of $38,541,003, and Parnassus Investments waived $278,485 of the fees; the Parnassus Endeavor Fund paid to Parnassus Investments aggregate advisory fees of $20,281,925, and Parnassus Investments waived $148,628 of the fees; the Parnassus Mid Cap Growth Fund paid to Parnassus Investments aggregate advisory fees of $5,772,003; and the Parnassus Fixed Income Fund paid to Parnassus Investments aggregate advisory fees of $1,509,642, and Parnassus Investments waived $232,872 of the fees. There were no affiliated brokerage transactions in the most recently completed fiscal year.

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, Parnassus Investments will be not liable to the Fund for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Funds and the performance of its duties under the agreement except for losses arising out of Parnassus Investments’ willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

Under both the Current Investment Advisory Agreements and the New Investment Advisory Agreements, the term of the agreement shall continue in full force and effect for two years, and will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, provided that the agreement is not otherwise terminated. Parnassus Investments may terminate the agreement at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. The Fund may terminate the agreement with respect to the Funds at any time, without the payment of any penalty, on 60 days’ written notice to Parnassus Investments by vote of either the majority of the Independent Trustees or a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of the Funds. The agreement will automatically terminate in the event of its assignment (the term “assignment” for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act).

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with carrying out the Transaction, parties to the purchase agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Fund intends to comply with this 75% requirement with respect to the Board for the three-year period following the closing of the Transaction.

The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an adviser, or any “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Each party to the purchase agreement has agreed to use its commercially reasonable efforts not to cause a Fund to take any action that would result in an “unfair burden,” as defined above, for a period of not less than two years following the closing of the Transaction.

Information Regarding Parnassus Investments

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the oversight of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992. As of the date of this proxy statement, Jerome L. Dodson, the Chairperson of Parnassus Investments and former Chairperson of the Board of the Parnassus Funds trust and the Parnassus Income Funds trust, owns and controls the majority of the stock of the Adviser via his living trust and trusts for his children; therefore, Mr. Dodson can be considered a “control person” of the Adviser. Upon closing of the Transaction, Mr. Dodson will no longer own and control a majority of the stock of the Adviser and will not be a “control person” of the Adviser. The directors of Parnassus Investments are Jerome L. Dodson, retired; Thao N. Dodson, retired; Todd C. Ahlsten, Vice President and Chief Investment Officer of Parnassus Investments; Marc C. Mahon, Chief Financial Officer and Chief Operating Officer of Parnassus Investments; and Benjamin E. Allen, President and Chief Executive Officer of Parnassus Investments. The address of the executive officers and directors of the Adviser is 1 Market Street, Suite 1600, San Francisco, California 94105.

Parnassus Investments serves as the fund accounting and fund administration agent for the Funds, pursuant to that certain Amended and Restated Agreement for Fund Accounting and Fund Administration Services. On May 1, 2020, Brown Brothers Harriman was appointed as sub-administrator and assumed the fund accounting duties when it entered into that certain Administrative Agency Agreement with Parnassus Investments. In this capacity, Brown Brothers Harriman handles all fund accounting services, including calculating the daily net asset values and is paid a fee for these Services by Parnassus Investments. As fund accountant and fund administrator, Parnassus Investments received the amounts detailed below for the fiscal year ended December 31, 2020: the Parnassus Core Equity Fund, the Parnassus Mid Cap Fund, the Parnassus Endeavor Fund, the Parnassus Mid Cap Growth Fund and the Parnassus Fixed Income Fund paid accounting and administrative fees of $5,953,474, $1,697,397, $942,929, $292,326 and $97,598, respectively. Following the Transaction, Parnassus Investments will continue to serve as the fund accounting and fund administration agent for the Funds, with Brown Brothers Harriman acting as sub-administrator.

Information Regarding AMG

AMG, a Delaware corporation with a principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965, is a leading partner to independent active investment management firms globally. AMG’s strategy is to generate long-term value by investing in a diverse array of excellent independent partner-owned firms, through a proven partnership approach, and allocating resources across AMG’s unique opportunity set to the areas of highest growth and return. AMG’s innovative partnership approach enables each Affiliate’s management team to own significant equity in their firm while maintaining operational and investment autonomy. In addition, AMG offers its Affiliates growth capital, global distribution, and other strategic value-added capabilities, which enhance the long-term growth of these independent businesses, and enable them to align equity incentives across generations of principals to build enduring franchises. As of March 31, 2021, AMG’s aggregate assets under management were approximately $738 billion across a broad range of active, return-oriented strategies. For more information, please visit the Company’s website at www.amg.com.

Shareholder Approval

Assuming a quorum is present, approval of each of the New Investment Advisory Agreements requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund entitled to vote on the New Investment Advisory Agreement, with all classes of that particular Fund voting together and not by class. Virtual attendance at the meetings shall constitute in person attendance for purposes of calculating a quorum. Shareholders are entitled to one vote for each Fund share they hold, and fractional votes for each fractional Fund share they hold, as of the record date. A “majority of the outstanding voting securities” of a Fund is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the special meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

In tallying shareholder votes for the meetings, abstentions (namely, shares for which a proxy is presented that abstains from voting) and “broker non-votes” (namely, shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present at the meetings. With regard to the approval of the New Investment Advisory Agreements, abstentions and broker non-votes will have the same effect as a vote “against” the New Investment Advisory Agreements.

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENTS

PROPOSAL ON ELECTION OF TRUSTEES

Trustee Nominees

At the special meeting, shareholders are being asked to elect seven Trustees. Each Trustee will hold office during the lifetime of the Funds until the election of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Funds’ charter documents.

Four of the nominees, Donald J. Boteler, Alecia A. DeCoudreaux, Kay Yun, and Benjamin E. Allen, are current Trustees. Roy Swan, Jr., Rajesh D. Atluru, and Eric P. Rakowski have not previously served on the Funds’ Boards of Trustees. Each nominee has consented to being named as a nominee and to serve if elected. As proxies, Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II intend to vote for the election of all of the Trustees nominees. Should the Funds lawfully identify or nominate substitute nominees before the special meeting, the Funds will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

Certain important information regarding each of the nominees (including their principal occupations for at least the last five years) is set forth below. The Funds currently form a “Fund Complex” as defined in the Investment Company Act of 1940.

The Trustees and Officers of the Funds are as set forth on the following pages (ages and employment tenures listed are as of June 30, 2021).

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Donald J. Boteler, 73 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chair of Audit Committee	Indefinite* Since May 2012 for Parnassus Income Funds and Parnassus Funds	Retired. Trustee of FAM Funds since 2012. Since 2016, has served as a member of the Town Council of South Bethany, Delaware and Chairman of the town’s Budget and Finance Committee.	FAM Funds	5

Alecia A. DeCoudreaux, 66 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee, Chairperson of Board	Indefinite* Since December 2013 for Parnassus Income Funds and Parnassus Funds	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	CVS Health Corporation	5

Kay Yun, 58 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Trustee	Indefinite* Since July 2017 for Parnassus Income Funds and Parnassus Funds	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	None	5

*	Subject to the mandatory retirement age

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act)

Roy Swan, Jr., 57 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Nominee	Indefinite*	Head of The Ford Foundation’s Mission Investments team, managing the foundation’s portfolio of mission-related investments, program-related investments, and grants dedicated to the impact investing field since 2018. Before joining the Ford Foundation in 2018, Mr. Swan was a managing director at Morgan Stanley, where he held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust, and founding CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Managing Member.	Aequi Acquisition Corp.	5

Rajesh D. Atluru, 52 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Nominee	Indefinite*	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	None	5

Eric P. Rakowski, 63 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Nominee	Indefinite*	Professor of Law, University of California at Berkeley School of Law since 1990.	AMG Funds (43 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund, LLC (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); and Third Avenue Variable Trust (1 portfolio) (2002-2019)	5

*	Subject to the mandatory retirement age

Name, Age and Address	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Directorships Outside the Parnassus Complex for Past Five Years	Number of Funds in Parnassus Complex Overseen by Trustee
INTERESTED TRUSTEE (Mr. Allen is an “interested person” of the Funds as defined in the 1940 Act because of his ownership in the Adviser)

Benjamin E. Allen, 43 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	President and Chief Executive Officer and Trustee	Indefinite Since 2017	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.	None	5

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)

Todd C. Ahlsten, 48 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Vice President	Indefinite Since 2001	Chief Investment Officer and Vice President of Parnassus Investments since 2007; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

Marc C. Mahon, 44 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Executive Vice President, Principal Accounting Officer and Treasurer	Indefinite As Principal Accounting Officer and Treasurer, since 2007 As Executive Vice President, since July 2017	Chief Financial Officer of Parnassus Investments since 2007. Chief Operating Officer of Parnassus Investments since 2018. Executive Vice President of Parnassus Investments since 2017.

John V. Skidmore II, 55 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Indefinite Since 2008	Chief Compliance Officer of Parnassus Funds, Parnassus Income Funds and Parnassus Investments since 2008.

Name, Age and Address	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Benjamin E. Allen)
Downey H. Blount, 50 Parnassus Investments 1 Market Street, Ste. 1600 San Francisco, CA 94105	Assistant Secretary	Indefinite Since 2015	Deputy Chief Compliance Officer of Parnassus Investments since January 1, 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to April 30, 2019. Senior Compliance Officer of Parnassus Investments from 2014 to 2018.

Benjamin E. Allen was appointed as a Trustee effective as of January 1, 2021, replacing Jerome L. Dodson, who retired as a Trustee. Mr. Allen is President and Chief Executive Officer of Parnassus Investments, where he has worked since 2005. He is a portfolio manager of the Core Equity Fund and has been a portfolio manager since 2012. Mr. Allen has been President of the Funds since 2017 and Chief Executive of the Funds since 2017. His experience and skills as a portfolio manager, as well as his familiarity with the investment strategies utilized by Parnassus Investments for the Funds, led to the conclusion that he should serve as a Trustee.

Donald J. Boteler and Alecia A. DeCoudreaux have served as Trustees from 2012 and 2013, respectively, and Kay Yun was appointed as a Trustee in 2017. Mr. Boteler’s knowledge of the investment advisory industry and the regulatory framework that governs mutual funds are beneficial to the Funds’ operations. Ms. DeCoudreaux’s management and corporate governance experience help ensure that the Funds adhere to best practices in their governance. Ms. Yun’s broad experience with investments and issuers allows her to provide insight on industry and regulatory developments that benefit the Funds. Also, as reflected in the information provided in the table above, they are all experienced business persons and consultants, familiar with financial statements and responsible investing. We believe each takes a constructive and thoughtful approach to addressing issues facing the Funds, and are well qualified to serve as Trustees.

Roy Swan, Jr. is well qualified to serve as a Trustee due to his significant experience in impact investment, finance, and public company management. Rajesh D. Atluru is well qualified to serve as a Trustee due to his subject matter expertise in sustainability and technology, and his investment experience. Eric P. Rakowski is well qualified to serve as a Trustee due to his knowledge about the investment advisory business, including mutual fund distribution, portfolio valuation, compliance, and auditing, and his governance experience serving as a mutual fund director.

As discussed above, the combination of skills and attributes of all of the nominees led to the conclusion that each should serve as a Trustee. The mandatory retirement age for Independent Trustees is 75.

The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms (subject to the mandatory retirement age for Independent Trustees), and they each oversee five Funds in the Fund Complex. Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. Alecia A. DeCoudreaux serves as the Chairperson of the Board, and is the presiding officer at all meetings of the Boards of Trustees.

The Trustees have determined that the leadership structure is appropriate as they believe they have ample input into their meetings, ample access to information about the Funds, and effective communications with management of the Adviser. Also, having an Independent Trustee serves as the Chairperson and a supermajority of Independent Trustees (75% of the Board is comprised of Independent Trustees) allows the Board and management to have proper alignment and dialogue on all matters within the authority of the Board, including those related to risk oversight.

Trustee Compensation

For the fiscal year ended December 31, 2020, the Trusts paid each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $150,000 in addition to reimbursement for certain out-of-pocket expenses. For the fiscal year ending December 31, 2021, the Trusts will pay each of their Trustees who is not affiliated with the Adviser an aggregate annual fee of $175,000, in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments to the Trustees who are not affiliated with the Adviser for the fiscal year ended December 31, 2020. Roy Swan, Jr., Rajesh D. Atluru, and Eric P. Rakowski have not previously served on the Fund’s Board of Trustees.

Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Donald J. Boteler	$150,000	None	$150,000
Alecia A. DeCoudreaux	$150,000	None	$150,000
Kay Yun	$150,000	None	$150,000

(1)	Each of the above named Trustees is a Trustee of the Funds who is not affiliated with the Adviser. Trustees who are interested do not receive compensation from the Trusts.

Trustee Ownership of Funds

The following table sets forth the dollar range of shares of the Funds of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of June 30, 2021, which is also the valuation date. Roy Swan, Jr., Rajesh D. Atluru, and Eric P. Rakowski have not previously served on the Fund’s Board of Trustees.

Name	Parnassus Core Equity Fund		Parnassus Mid Cap Fund		Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund		Total in Family of Investment Companies
Interested Trustee
Benjamin E. Allen	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000
Independent Trustees
Donald J. Boteler	$ $	50,001- 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000	$ $	10,001- 50,000	$	Over 100,000
Alecia A. DeCoudreaux	$ $	50,001- 100,000	$ $	10,001- 50,000	$ $	50,001- 100,000	$ $	10,001- 50,000	$ $	10,001- 50,000	$	Over 100,000
Kay Yun	$	Over 100,000	$	Over 100,000	$	Over 100,000	$	Over 100,000	$ $	1- 10,000	$	Over 100,000
Roy Swan, Jr.		None		None		None		None		None		None
Rajesh D. Atluru		None		None		None		None		None		None
Eric P. Rakowski		None		None		None		None		None		None

Trustee Meetings and Committees

The Boards of Trustees have a standing audit committee, but do not have a standing compensation committee or nominating committee (or other similar committees). The Boards of Trustees believe that it is appropriate not to have a nominating committee because the Board as a whole can adequately serve the function of considering potential trustee nominees from time to time as needed.

Through its direct oversight role, and indirectly through the Audit Committee, officers of the Funds and the Funds’ service providers, the Funds’ Boards of Trustees performs a risk oversight function for the Funds. To effectively perform their risk oversight function, the Boards, among other things, perform the following activities: receive and review reports related to the performance and operations of the Funds; review and approve, as applicable, the compliance policies and procedures of the Funds; approve the Funds’ principal investment policies; adopt policies and procedures designed to deter market timing; meet with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoint a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Boards regarding compliance matters for the Funds and their service providers.

The Audit Committee consists solely of the Independent Trustees. As referenced above, the Audit Committee plays a significant role in the risk oversight of the Funds as it meets at least annually with the auditors of the Funds and quarterly with the Funds’ Chief Compliance Officer. The Audit Committee met four times during the last fiscal year.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations. The Audit Committee is responsible for assisting the Board of Trustees in overseeing the Funds’ independent auditors, accounting policies and procedures, and other areas relating to the Funds’ auditing processes (including advising the Board on the election of independent auditors, reviewing the scope of the annual audit activities of the auditors and reviewing audit results).

The Boards of Trustees held four meetings in 2020. Each Trustee attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the Trustee served.

General Nominating Policies, Procedures and Processes

The Boards of Trustees as a whole are responsible for identifying, evaluating and recommending nominees for Trustee. However, the Independent Trustees of the Board of Trustees are responsible for selecting and nominating any Independent Trustees. While the Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) do not have a formal process for identifying and evaluating Trustee candidates, in identifying and evaluating nominees for Trustee, the Board or the Independent Trustees, as the case may be, seek to ensure:

1.	that the Board of Trustees possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2.	that the Board of Trustees is comprised of Trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Trusts.

The Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each Trustee nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board of Trustees or the Independent Trustees, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1.

Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a Trustee.

2.	Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Trusts’ operations and interests.

3.	Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4.

Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Trusts. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5.	For Audit Committee members, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Trustee Nominees

The Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) do not have a formal policy with regard to the consideration of any Trustee candidates recommended by shareholders, but the Board may consider recommendations that are submitted in accordance with the process described below. Because of the size of the Board of Trustees and the historical small turnover of its members, the Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) address the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) have determined that it is appropriate not to have such a policy at this time.

While the Board of Trustees and Independent Trustees (with respect to selecting and nominating Independent Trustees) are not required to consider candidates recommended by the Funds’ shareholders for election as Trustees, the Board of Trustees in its discretion may consider such recommendations. Any shareholder that wishes to nominate a Trustee candidate should submit complete information as to the identity and qualifications of the Trustee candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a Trustee nominee should be delivered to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105.

Shareholder Communications with Board of Trustees

Shareholders of the Funds may communicate with the Board of Trustees (or individual Trustees serving on the Board of Trustees) by sending written communications, addressed to any Trustee or to the Board of Trustees as a group, to Parnassus Funds, Attention: Trustees, at 1 Market Street, Suite 1600, San Francisco, California 94105, who will ensure that this communication (assuming it is properly marked care of the Board of Trustees or care of a specific Trustee) is delivered to the Board of Trustees or the specified Trustee, as the case may be.

Attendance of Trustees at Annual Meetings

The Funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings.

Shareholder Approval

Shareholders of each Trust elect Trustees by a plurality of the votes cast by all of the shareholders of all of the Funds, that are series of that Trust, assuming a quorum is present. Virtual attendance at the meetings shall constitute in person attendance for purposes of calculating a quorum. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of all of the Funds of the Trust in question will be elected as Trustees for that Trust. As a result, under a plurality voting standard in an uncontested election, each nominee is elected or reelected to the applicable Board of Trustees so long as a single vote is cast in favor of his or her election. Shareholders of the Parnassus Funds trust will vote only for the Trustees of the Parnassus Funds trust and shareholders of the Parnassus Income Funds trust will vote only for the Trustees of the Parnassus Income Funds trust, keeping in mind that the same persons have been nominated as Trustees for each Trust.

In tallying shareholder votes for the meetings, abstentions (namely, shares for which a proxy is presented that abstains from voting) and “broker non-votes” (namely, shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present at the meetings. With regard to the election of Trustees, assuming a quorum is present, abstentions and broker non-votes (if any, as brokers have discretionary voting power for the election of the Trustees), will not affect the election of Trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL ALL OF THE NOMINEES

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

Ownership of Principal Shareholders and Management

As of July 2, 2021, the following tables set forth certain information regarding the beneficial ownership of shares of each of the Funds by each person or entity known by us to own beneficially more than 5% of the Fund in question:

Parnassus Core Equity Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	34.26%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	17.72%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	7.12%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	7.02%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.88%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	5.40%

*

The shares owned by Charles Schwab & Co., Inc., National Financial Services, LLC, Raymond James, LPL Financial, TD Ameritrade, Inc., and American Enterprise Investment Service were owned of record only.

Parnassus Core Equity Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	25.89%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	21.13%
JP Morgan Securities, LLC	4 Chase Metrotech Ctr., 3rd Fl.	Brooklyn, NY 11245	10.03%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	9.98%

*	The shares owned by National Financial Services, LLC, Charles Schwab & Co., Inc., JP Morgan Securities, LLC and Pershing, LLC were owned of record only.

As of July 2, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Core Equity Fund-Investor shares and the Parnassus Core Equity Fund-Institutional shares, respectively.

Parnassus Mid Cap Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	24.28%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	17.16%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	9.45%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	7.75%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	7.53%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.94%
Morgan Stanley Smith Barney, LLC	1 New York Plz 12th Fl.	New York, NY 10004	5.40%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	5.15%

*

The shares owned by National Financial Services, LLC, Charles Schwab & Co., Inc., American Enterprise Investment Service, LPL Financial, Raymond James, TD Ameritrade, Inc., Morgan Stanley Smith Barney, LLC and Pershing, LLC were owned of record only.

Parnassus Mid Cap Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	32.84%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	15.23%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	10.77%
Raymond James	880 Carillon Pkwy	Saint Petersburg, FL 33716	9.08%

*	The shares owned by Pershing, LLC, Charles Schwab & Co., Inc., National Financial Services, LLC, and Raymond James were owned of record only.

As of July 2, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Mid Cap Fund-Investor shares and the Parnassus Mid Cap Fund-Institutional shares respectively.

Parnassus Endeavor Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	33.91%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	12.89%
American Enterprise Investment Service	P. O. Box 9446	Minneapolis, MN 55440	7.41%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	6.29%
LPL Financial	4707 Executive Drive	San Diego, CA 92121	6.14%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	6.06%

*

The shares owned by National Financial Services, LLC, Charles Schwab & Co., Inc., American Enterprise Investment Service, Pershing LLC, LPL Financial, and TD Ameritrade, Inc. were owned of record only.

Parnassus Endeavor Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	21.04%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	13.37%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	10.74%
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4800 Deer Lake Dr. E 1st Fl.	Jacksonville, FL 32246	10.09%
Wells Fargo Clearing Services, LLC	2801 Market Street	St. Louis, MO 63103	7.53%

*

The shares owned by National Financial Services, LLC, Charles Schwab & Co., Inc., Pershing LLC, Merrill Lynch, Pierce, Fenner & Smith, Inc., and Wells Fargo Clearing Services, LLC were owned of record only.

As of July 2, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Endeavor Fund-Investor shares and the Parnassus Endeavor Fund-Institutional shares, respectively.

Parnassus Mid Cap Growth Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	15.36%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	11.67%

*	The shares owned by Charles Schwab & Co., Inc. and National Financial Services, LLC were owned of record only.

Parnassus Mid Cap Growth Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	12.60%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	8.45%

*	The shares owned by National Financial Services, LLC and Charles Schwab & Co. were owned of record only.

As of July 2, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Mid Cap Growth Fund-Investor shares and 2.45% of the Parnassus Mid Cap Growth Fund-Institutional shares, respectively.

Parnassus Fixed Income Fund - Investor Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
WTRISC Co.	777 North Capitol Street, NE	Washington, DC 20002	22.97%
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	20.77%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	12.43%
TD Ameritrade, Inc.	P. O. Box 2226	Omaha, NE 68103-2226	5.61%

*	The shares owned by WTRISC Co., Charles Schwab & Co., Inc., National Financial Services, LLC, and TD Ameritrade, Inc. were owned of record only.

Parnassus Fixed Income Fund - Institutional Shares

Principal Holders of Securities*	Address	City, State and Zip Code	Percentage Ownership
Charles Schwab & Co., Inc.	101 Montgomery Street	San Francisco, CA 94104	34.68%
National Financial Services, LLC	200 Liberty Street	New York, NY 10281	24.60%
Pershing, LLC	Pershing Plaza	Jersey City, NJ 07399	10.54%

*	The shares owned by Charles Schwab & Co., Inc., National Financial Services, LLC, and Pershing, LLC were owned of record only.

As of July 2, 2021, the Trustees and Officers as a group (8 persons) owned less than 1.00% of the outstanding shares of the Parnassus Fixed Income Fund-Investor shares and 1.45% of the outstanding shares of the Parnassus Fixed Income Fund-Institutional shares, respectively.

AUDIT AND NON-AUDIT FEES

Independent Public Accountant

Deloitte & Touche LLP are the Funds’ current principal accountants, and were the principal accountants of the Funds for the fiscal year ended December 31, 2020. To our knowledge, representatives from Deloitte & Touche LLP will not be present at the special meeting and, therefore, they will not be available to respond to questions.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee of the Trusts is required to pre-approve all audit services and permitted non-audit services provided by Deloitte & Touche LLP or any other independent public accountant engaged by the Trusts (the “Auditor”). The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Funds’ investment adviser, Parnassus Investments, and (b) any entity controlling, controlled by, or under common control with the Funds’ investment adviser that provides ongoing services to the Trusts (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trusts.

For each Trust there is an exception to the foregoing pre-approval requirement for non-audit services that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Trust to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit (the “de minimis exception”). In addition, for each Trust there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Trust that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than five percent of the total fees and costs paid by the Trust and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Trust did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the audit.

The pre-approval policies and procedures of the Audit Committee of the Trusts for non-audit services are as follows: Explicit pre-approval by the Audit Committee chair shall be required for any individual non-audit engagement to be performed by the Auditor with estimated fees of $10,000 or less and the Audit Committee chair will report such approval to the full Audit Committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Trusts shall furnish the Audit Committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed.

Fees for Services to the Trusts

Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2019 and 2020 were $158,991 and $152,504 respectively and the Parnassus Income Funds fiscal years ended December 31, 2019 and 2020 were $139,914 and $153,781 respectively.

Audit-Related Fees

Audit-related fees are fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported as Audit Fees. Specifically, audit-related services relate to providing an internal control letter for affiliated transfer agent operations, which were billed to the Funds’ investment adviser, and the aggregate fees billed for the fiscal years ended December 31, 2019 and 2020 were $20,700 and $21,300, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2019 and 2020 were $23,561 and $21,178 respectively and the Parnassus Income Funds fiscal years ended December 31, 2019 and 2020 were $15,707 and $13,156 respectively.

All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in the paragraphs above.

The Audit Committee’s pre-approval policies and procedures are as follows: The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair will be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair will report such approval to the full Audit Committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee is required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds will furnish the Audit Committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trusts, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

All of the non-audit fees billed by the Funds’ accountant for services rendered to the Funds and to the Funds’ investment adviser for the fiscal years ended December 31, 2019 and 2020, respectively, are provided above.

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

The investment adviser and administrator for the Funds is Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105. Jerome L. Dodson, the Chairperson of Parnassus Investments and former Chairperson of the Boards of the Trusts, owns and controls the majority of the stock of Parnassus Investments via his living trust and trusts for his children. Mr. Dodson can thus be considered a “control person” of Parnassus Investments.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, is the Funds’ custodian, sub-administrator and accounting agent.

Prior to May 1, 2019, the distributor of the Funds, Parnassus Funds Distributor, LLC, was a wholly-owned subsidiary of Parnassus Investments. The distributor did not receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2018 or 2019.

Effective as of May 1, 2019, Parnassus Funds Distributor, LLC was acquired by Foreside Distributors, LLC (“Foreside Distributors”). The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Parnassus Funds Distributor, LLC, which is now a wholly-owned subsidiary of Foreside Distributors, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine 04101, pursuant to which Parnassus Funds Distributor, LLC acts as the distributor of each Fund in connection with the continuous offering of the Funds’ shares. The distributor distributes shares of the Funds on a best efforts basis and is not obligated to sell any specific quantity of Fund shares. The distributor and its officers have no role in determining the investment policies of the Funds or which securities the Funds are to purchase or sell. The distributor is not affiliated in any way with the Funds or Parnassus Investments.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Trustees know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the latest annual report and the latest semi-annual report by writing to Parnassus Funds, Attention: Secretary, 1 Market Street, Suite 1600, San Francisco, California 94105, by calling 1-800-999-3505 or you may view the reports at www.parnassus.com. We will furnish these copies free of charge.

PARNASSUS FUNDS PARNASSUS INCOME FUNDS Benjamin E. Allen President and Chief Executive Officer

San Francisco, California

[•], 2021

Exhibit A

Forms of New Investment Advisory Agreements for Each Trust

[See Attached]

PARNASSUS FUNDS

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made this DAY day of MONTH, 2021, by and between PARNASSUS FUNDS (the “Trust”), a Massachusetts business trust, and PARNASSUS INVESTMENTS, LLC (the “Adviser”).

W I T N E S S E T H :

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.	In General

The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust and generally administer the affairs of the Trust.

2.	Duties and Obligation of the Adviser with respect to Management of the Trust

(a)	Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

(i)	Decide what securities shall be purchased or sold by the Trust and when;

(ii)	Arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust; and

(iii)	Maintain oversight and ultimate authority over invested collateral in connection with the Fund’s securities lending program.

(b)

Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (5) any policies and fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

(c)

The Adviser shall also administer the affairs of the Trust and, in connection therewith, shall be responsible for (i) maintaining the Trust’s books and records (other than financial or accounting books and records or those being maintained by the Trust’s custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships;

The Adviser shall give the Trust the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Trust agrees that the word “Parnassus” in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Trust further agrees that, in the event that the Adviser ceases to be the Trust’s investment adviser for any reason, the Trust will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word “Parnassus”.

It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

3.	Broker-Dealer Relationships

In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Trust to achieve “best execution”, i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

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4.	Allocation of Expenses

The Adviser agrees that it will furnish the Trust, at the Adviser’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.	Compensation of the Adviser

(a)

The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of each Fund’s average daily net assets: the Parnassus Mid Cap Growth Fund, 0.70% of the first $100 million in assets; 0.65% of the amount above $100 million in assets up to $200 million; and 0.60% of the amount above $200 million. For the Parnassus Mid Cap Fund, the fee is 0.85% of the first $100 million in assets; 0.80% of the amount above $100 million in assets up to $200 million; 0.75% of the amount above $200 million up to $500 million; and 0.70% of the amount above $500 million. For the Parnassus Endeavor Fund, the fee is 0.85% of the first $100 million in assets; 0.80% of the amount above $100 million in assets up to $200 million; 0.75% of the amount above $200 million up to $500 million; and 0.65% of the amount above $500 million.

(b)

In the event the expenses of the Trust (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

6.	Duration and Termination

(a)

This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until April 30, 2021, and thereafter from year to year, but only so long as such continuance is specifically approved at least

3

annually by the Trust’s Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

(b)

This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days’ written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days’ written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.	No Shareholder Liability.

The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property. The Adviser represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

PARNASSUS FUNDS

Date: MONTH DAY, 2021
John V. Skidmore II, Secretary

PARNASSUS INVESTMENTS, LLC

Date: MONTH DAY, 2021
Benjamin E. Allen, CEO

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PARNASSUS INCOME FUNDS

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT made this DAY day of MONTH, 2021, by and between PARNASSUS INCOME FUNDS (the “Trust”), a Massachusetts business trust, and PARNASSUS INVESTMENTS, LLC (the “Adviser”).

W I T N E S S E T H :

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.	In General

The Adviser agrees, all as more fully set forth herein, to act as managerial investment adviser to the Trust with respect to the investment of its assets and to supervise and arrange the purchase and sale of securities held in the portfolio of the Trust and generally administer the affairs of the Trust.

2.	Duties and Obligation of the Adviser with respect to Management of the Trust

(a)	Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

(i)	Decide what securities shall be purchased or sold by the Trust and when;

(ii)	Arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust; and

(iii)	Maintain oversight and ultimate authority over invested collateral in connection with the Fund’s securities lending program.

(b)

Any investment purchases or sales made by the Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the “Act”) and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Declaration of Trust and By-Laws of the Trust as amended from time to time; (5) any policies and fundamental policies of the Trust, as reflected in its registration statement under the Act, or as amended by the shareholders of the Trust.

(c)

The Adviser shall also administer the affairs of the Trust and, in connection therewith, shall be responsible for (i) maintaining the Trust’s books and records (other than financial or accounting books and records or those being maintained by the Trust’s custodian, transfer agent or accounting services agent); (ii) overseeing the Trust’s insurance relationships;

The Adviser shall give the Trust the benefit of its best judgement and effort in rendering services thereunder, but the Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing contained therein shall, however, be construed to protect the Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

The Trust agrees that the word “Parnassus” in its name is derived from the name of the Adviser and is the property of the Adviser for copyright and all other purposes and that, therefore, such word may be freely used by the Adviser as to other investment companies or other investment products. The Trust further agrees that, in the event that the Adviser ceases to be the Trust’s investment adviser for any reason, the Trust will (unless the Adviser otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the word “Parnassus”.

It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

3.	Broker-Dealer Relationships

In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held in the portfolio of the Trust by placing purchase and sale orders for the Trust, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Trust to achieve “best execution”, i.e. prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized to consider the reliability, integrity and financial condition of the broker.

The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Trust and/or other accounts of the Adviser. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall discretion. The Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith and to show the overall reasonableness of commissions paid, the Adviser shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Trust recognizes that, on any

2

particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

4.	Allocation of Expenses

The Adviser agrees that it will furnish the Trust, at the Adviser’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser will also pay all compensation of all Trustees, officers and employees of the Trust who are affiliated persons of the Adviser. All costs and expenses not expressly assumed by the Adviser under this Agreement shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Trust’s custodian, shareholder servicing or transfer agent and accounting services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute and the Social Investment Forum or any successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

5.	Compensation of the Adviser

(a)

The Trust agrees to pay the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser hereunder, an annual management fee payable monthly and computed at the following annual percentages of each Fund’s average daily net assets: the Core Equity Fund, 0.75% of the first $30 million; 0.70% of the next $70 million; 0.65% of the next $400 million; 0.60% of the next $9,500 million; and 0.55% of the amount above $10,000 million. For the Fixed Income Fund the fee is 0.50% of the first $200 million; 0.45% of the next $200 million; and 0.40% of the amount above $400 million.

(b)

In the event the expenses of the Trust (including the fees of the Adviser and amortization of organization expenses but excluding interest, taxes, brokerage commissions, extraordinary expenses and sales charges and distribution fees) for any fiscal year exceed the limits set by applicable regulations of state securities commissions, the Adviser will reduce its fee by the amount of such excess. Any such reductions are subject to readjustment during the year. The payment of the management fee at the end of any month will be reduced or postponed or, if necessary, a refund will be made to the Trust so that at no time will there be any accrued but unpaid liability under this expense limitation.

6.	Duration and Termination

(a)

This Agreement shall go into effect on the date set forth above and shall, unless terminated as hereinafter provided, continue in effect until April 30, 2021, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by the Trust’s Board of Trustees, including the vote of a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the Act) of

3

any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a “majority” (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

(b)

This Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty (60) days’ written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty (60) days’ written notice (which notice may be waived by the Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its assignment (as so defined).

7.	No Shareholder Liability.

The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust’s property. The Adviser represents that it has notice of the provisions of the Trust’s Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the day and year first above written.

PARNASSUS INCOME FUNDS

Date: MONTH DAY, 2021
John V. Skidmore II, Secretary

PARNASSUS INVESTMENTS, LLC

Date: MONTH DAY, 2021
Benjamin E. Allen, CEO

4

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION DATED JULY 9, 2021 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-541-9895 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. [PARNASSUS CORE EQUITY FUND] / [PARNASSUS FIXED INCOME FUND] A SERIES OF PARNASSUS INCOME FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2021 The undersigned, revoking prior proxies, hereby appoints Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held in a virtual meeting format only, at 10:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-541-9895. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/ParnassusFunds/docs/2021.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4840-4873-0353.2

[PARNASSUS CORE EQUITY FUND] / [PARNASSUS FIXED INCOME FUND] PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or, if no choice is indicated, “FOR” approval of the new investment advisory agreement with Parnassus Investments LLC and “FOR” the election of each nominee to serve as Trustee. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH PARNASSUS INVESTMENTS LLC AND “FOR” THE ELECTION OF EACH NOMINEE TO SERVE AS TRUSTEE. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN O O O 1. To approve a new investment advisory agreement with Parnassus Investments LLC for the Fund FOR WITHHOLD 2. Nominees: (01) Donald J. Boteler O O (02) Alecia A. DeCoudreaux O O (03) Kay Yun O O (04) Benjamin E. Allen O O (05) Roy Swan, Jr O O (06) Rajesh D. Atluru O O (07) Eric P. Rakowski O O THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4840-4873-0353.2

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION DATED JULY 9, 2021 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-541-9895 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. [PARNASSUS ENDEAVOR FUND] / [PARNASSUS MID CAP GROWTH FUND] A SERIES OF PARNASSUS FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2021 The undersigned, revoking prior proxies, hereby appoints Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held in a virtual meeting format only, at 10:30 a.m. Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-541-9895. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/ParnassusFunds/docs/2021.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4811-8919-8321.1

[PARNASSUS ENDEAVOR FUND] / [PARNASSUS MID CAP GROWTH FUND] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. PROXY CARD SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or, if no choice is indicated, “FOR” approval of the new investment advisory agreement with Parnassus Investments LLC. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” approval of the new investment advisory agreement with Parnassus Investments LLC. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN To approve a new investment advisory agreement with Parnassus Investments LLC for the Fund O O O THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4811-8919-8321.1

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION DATED JULY 9, 2021 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-541-9895 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 PARNASSUS MID CAP FUND A SERIES OF PARNASSUS FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2021 The undersigned, revoking prior proxies, hereby appoints Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held in a virtual meeting format only, at 10:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-541-9895. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/ParnassusFunds/docs/2021.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4810-6631-6017.2

PARNASSUS MID CAP FUND PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or, if no choice is indicated, “FOR” approval of the new investment advisory agreement with Parnassus Investments LLC and “FOR” the election of each nominee to serve as Trustee. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” approval of the new investment advisory agreement with Parnassus Investments LLC and “FOR” the election of each nominee to serve as Trustee. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR AGAINST ABSTAIN 1.    To approve a new investment advisory agreement with Parnassus Investments LLC for the Fund FOR WITHHOLD 2.    Nominees: (01)Donald J. Boteler O O (02)Alecia A. DeCoudreaux O O (03)Kay Yun O O (04)Benjamin E. Allen O O (05)Roy Swan, Jr O O (06)Rajesh D. Atluru O O (07)Eric P. Rakowski O O THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4810-6631-6017.2

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION DATED JULY 9, 2021 PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at vote.proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line 4. By PHONE with a live operator when you call toll-free 1-888-541-9895 Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER 12345678910 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SHAREHOLDER’S REGISTRATION PRINTED HERE ***BOXES FOR TYPSETTING PURPOSES ONLY*** THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 6x9 ENVELOPES. [PARNASSUS ENDEAVOR FUND] / [PARNASSUS MID CAP GROWTH FUND] A SERIES OF PARNASSUS FUNDS PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 30, 2021 The undersigned, revoking prior proxies, hereby appoints Benjamin E. Allen, Marc C. Mahon and John V. Skidmore II, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held in a virtual meeting format only, at 11:00 a.m. Pacific Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-541-9895. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 30, 2021. The proxy statement for this meeting is available at: vote.proxyonline.com/ParnassusFunds/docs/2021.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4815-3955-3521.2

PROXY CARD [PARNASSUS ENDEAVOR FUND] / [PARNASSUS MID CAP GROWTH FUND] YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or, if no choice is indicated, “FOR” the election of each nominee to serve as Trustee. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” the election of each nominee to serve as Trustee. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: FOR WITHHOLD Nominees: (01)Donald J. Boteler O O (02)Alecia A. DeCoudreaux O O (03)Kay Yun O O (04)Benjamin E. Allen O O (05)Roy Swan, Jr O O (06)Rajesh D. Atluru O O (07)Eric P. Rakowski O O THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] 4815-3955-3521.2